OceanFirst Financial Corp. NASDAQ: OCFC NASDAQ: SNBC Exhibit 99.2 Announces Agreement to Acquire Sun Bancorp, Inc. June 30, 2017

OceanFirst Financial Corp. CAUTIONARY NOTES ON FORWARD LOOKING STATEMENTS This investor presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction and the recently completed acquisitions of Cape Bancorp, Inc. (“Cape”) and Ocean Shore Holding Co. (“Ocean Shore”) by OceanFirst Financial Corp. (“OceanFirst”); any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Sun Bancorp, Inc. (“Sun”) assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst or Sun anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Sun’s Annual Report on Form 10-K, those disclosed in OceanFirst’s and Sun’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction and the Cape and Ocean Shore acquisitions may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, OceanFirst’s and Sun’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction and the Cape and Ocean Shore acquisitions; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this investor presentation or in any documents, OceanFirst and Sun claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

OceanFirst Financial Corp. ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION Investor presentation is being made in respect of the proposed transaction involving OceanFirst and Sun. In connection with the proposed transaction, OceanFirst intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of OceanFirst and Sun are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Sun and the proposed transaction. Investors and security holders are also urged to carefully review and consider each of OceanFirst’s and Sun’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of OceanFirst and Sun. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Christopher D. Maher. PARTICIPANTS IN THE SOLICITATION OceanFirst, Sun and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2017 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 26, 2017. Information about the directors and executive officers of Sun and their ownership of Sun’s common stock is set forth in the proxy statement for Sun’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on May 30, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described above. NO OFFER OR SOLICITATION This investor presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Highlights Strategically Compelling Financially Attractive Low Risk In-market acquisition realizes further synergies in OceanFirst’s current New Jersey footprint with significant cost savings potential Strengthens and expands franchise into new, more demographically attractive central New Jersey, Philadelphia and New York City metro markets Enhanced scale enlarges OceanFirst’s commercial banking business to $3.1B in total loans1 Valuable core deposit franchise in Sun with 23% non-interest bearing deposits and ~40bps cost of deposits1 Ranks among the best in its operating area Sun’s excess liquidity provides OceanFirst with funding to enable organic growth >$1 Billion pro forma market capitalization enhances trading liquidity and future acquisition capacity Unique in-market opportunity to further improve deposit market share as well as the scale and maturity of OceanFirst’s commercial banking business Attractive financial metrics and disciplined pricing 3.6% accretive to 2019 estimate earnings (first full year of combined operations and cost savings) Earnings accretion is in addition to the double-digit accretion projected for combined OceanShore and Cape acquisitions Manageable earnback of 3.5 years using crossover method2 and 2.3 years using the simple method3 Clearly identified cost savings potential of 53% 15 Sun branches within a 3-mile radius of an OceanFirst branch Sun has undergone a major restructuring since 2014; has resulted in a significantly “de-risked” institution In-market nature of acquisition lowers execution risk Leverages OceanFirst’s significant integration expertise Successfully closed and integrated three acquisitions since 2015 Potential for Significant Value Creation Increased operating leverage leads to strong pro forma profitability metrics4 vs. peers and creates valuation upside Targeted return on average assets of ~1.20% and return on average tangible common equity of ~13.5% Pro forma company projected Price / 2018E earnings of 14.2x compared to peer median earnings of 16.7x Pro forma franchise ranks among best in the country in terms of efficiency and operating return metrics 1 As of and for the quarter ended March 31, 2017. Commercial banking loans include CRE, multifamily and C&I loans. 2 Calculated as the time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst’s projected stand-alone tangible book value per share. 3 Simple TBV earnback calculation is computed as the tangible book value dilution estimated at closing divided by the first full year of pro forma EPS accretion. 4 Profitability metrics reflect an illustrative 2018 fully phased in earnings estimate which excludes deal charges and assumes 100% phase-in of cost savings.

Transaction Summary

Transaction Consideration	• $487 million in aggregate consideration[1&2]
	  ◦ Cash consideration of approximately $72.5 million
	  ◦ 15.1 million OCFC common shares valued at approximately $412.4 million[1]
	  ◦ Subject to election feature, deal to close at approximately 85% stock / 15% cash
	• Equates to $25.27 per share of Sun common stock ($3.78 in cash and 0.7884 OCFC shares for each SNBC share)

Valuation Multiples	• 169% of Sun's March 31, 2017 tangible book value per share
	  ◦ 156% of Sun's tangible book value per share including partial reversal of DTA valuation allowance
	• 47.2x 2018 estimated EPS[3]
	  ◦ 14.5x 2018 EPS assuming fully phased-in cost savings
	• Core deposit premium of 12.7%[4]

Key Transaction Assumptions	• One-time pre-tax transaction and integration expenses of $46 million
	• Cost savings estimated at 53% of Sun's non-interest expense base
	  ◦ Potential for consolidation of 15 branches
	  ◦ Cost saves phased in 65% in 2018, and 100% thereafter
	• Core deposit intangible (CDI) of 1.50%
	• Gross credit mark of 1.20%
	• Estimated net fair value of all purchase accounting marks (excluding CDI and DTA reversal) of $(313) thousand
	  ◦ With the DTA reversal, estimated net fair value mark of $23 million

Capital	• Remain well-capitalized under regulatory guidelines • Pro forma bank leverage ratio estimated to be in excess of 8.0%
Board Seats	• Two board seats for current Sun directors
Closing	• Early Q1 2018; required systems conversion expected Q2 2018 • Subject to required regulatory approvals, approval by OceanFirst and Sun shareholders and other customary closing conditions

Note: Sun shareholders will have the right to elect to receive cash or stock, subject to allocation and proration provisions in the merger agreement.
[1] Based on OceanFirst common stock price of $27.26 as of June 29, 2017.
[2] Based on 19,060,593 shares of Sun common stock outstanding, 127,808 Sun unvested restricted stock units, and 556,694 Sun options with a weighted average strike price of $22.03.
[3] Sun 2018 estimated net income based on median research analyst estimates.
[4] Core deposits defined as total deposits less JUMBO time deposits.

5

Building a Community Bank of Scale

Acquisition History



Colonial American Bank
July 2015
Acquisition
P/TBV: 115%
CAPE BANCORP
Cape Bancorp
May 2016
Acquisition
P/TBV: 140%
OCEAN SHORE HOLDING CO.
Ocean Shore Holding Co.
November 2016
Acquisition
P/TBV: 130%
Sun Bancorp
Announced
June 2017
Acquisition
P/TBV: 169%
OceanFirst
New York
New York
Pennsylvania
Trenton
Philadelphia
New Jersey
Atlantic City
Branch
Loan Office

Pro Forma Franchise[3]

- ✓ Total Assets: > $7.5B
- ✓ Gross Loans: > $5.5B
- ✓ Total Deposits: > $6.0B
- ✓ Deposits / Branches[4]: > $94M
- ✓ ROAA: ~1.20%
- ✓ ROATCE: ~13.5%
- ✓ Efficiency Ratio: ~50%
- ✓ Operating Leverage: ~2.00x
- ✓ Market Cap: ~$1.3B

Total Assets[1] ($B)



At Announcement:
$0.14
$1.60
$1.05
$5.20
$2.26
$7.45
CAPE
OceanFirst Today
OceanFirst Pro Forma Sun

	2015		Today		PF Sun
Mkt. Cap	~$0.4B	→	~$0.9B	→	~$1.3B
Op. Lev[2]	1.58x	→	1.89x	→	~2.00x

Core Deposits[1] ($B)



Core Dep. (%)
At Announcement:
$0.77
$1.17
$0.73
$3.93
$1.55
$5.49
96%
94%
94%
94%
89%
92%
CAPE
OceanFirst Today
OceanFirst Pro Forma Sun

	2015		Today		PF Sun
Cost of Dep	0.23%	→	0.26%	→	0.30%

Source: SNL Financial.

Note: Core deposits defined as all deposits less JUMBO time deposits.

[1] Pro forma Sun data is estimated as of March 31, 2017 excluding purchase accounting adjustments.

[2] OceanFirst "today" operating leverage reflects 2018 research estimates for comparison to pro forma Sun operating leverage, which reflects estimated full year 2018 with fully phased in cost savings and excluding merger charges.

[3] Pro forma franchise data is estimated as of acquisition closing; Profitability data is estimated for full year 2018 with fully phased in cost savings excluding merger charges.

[4] Includes OceanFirst scheduled mid-July branch closures and projected closures from Sun acquisition.

6

Overview of Sun Bancorp Inc.

Branch Map


Hazleton
New Castle
Bushkill Center
Morristown
Hackensack
Huntington
Smithtown
Brentwood
Newark
New York
Easton
Allentown
Plainfield
Jersey City
Hempstead
Levittown
Bethlehem
Somerville
New Brunswick
Sayreville
Maxatawny
Quakertown
East Brunswick
Reading
Pottstown
Ewing
Trenton
Long Branch
Ephrata
Warminster
Norristown
Levittown
Lakewood
Phoenixville
Fort Dix Military Reservation
Lancaster
Drexel Hill
Philadelphia
Toms River
New Providence
Chester
Camden
Barnegat Beach
Wilmington
Glassboro
Newark
Salem
Hammonton
Mystic Islands
Elkton
Bridgeton
Middletown
Atlantic City
Smyrna
Millville
Chestertown
Dennisville
Ocean City
Dover
Delaware Bay
Harrington
Milford
Easton
Lewes
Seaford
SNBC has 15 branches within 3 miles of an OCFC branch
- OCFC Branches
- SNBC Branches
- Loan Office

Company Highlights

- ✓ 30+ year franchise
- ✓ One of the largest independent community banks in New Jersey
- ✓ Valuable core deposit base
- ✓ Major restructuring in 2014 and recapitalization has simplified business model, vastly improved asset quality and reduced outsized expenses leading to a return to profitability
- ✓ Well capitalized and liquid balance sheet
  - Cash and Securities / Assets[1] of 19.9%
- ✓ Excellent asset quality
  - NPAs / Total Assets[2] of 0.18%
  - NCO's / Avg. Loans[1] of (0.04)%

Financial Highlights[1]

Total Assets ($M)	$2,256	ROAA	0.26%
Gross Loans ($M)	$1,610	ROATCE	2.01%
Total Deposits ($M)	$1,734	NIM	2.93%
TCE / TA	12.8%	Yield on Loans	3.92%
Cash & Securities / Total Assets	19.9%	Cost of Deposits	0.39%
NPAs / Total Assets[2]	0.18%	Efficiency Ratio	88%

Source: SNL Financial.
[1] As of or for the quarter ended March 31, 2017.
[2] NPAs defined as nonaccrual loans and leases and real estate owned, excluding renegotiated loans and leases, as of March 31, 2017.

7

Sun Acquisition Achieves Several 2017 Priorities for OceanFirst

Core Funding	• Maintain strong core deposit franchise while continuing to grow deposit base	✓ Pro forma cost of deposits of 0.30% and >$5 billion in core deposits
Efficiency	• Enhance operating leverage • Rationalize Southern New Jersey presence through further cost savings	✓ Pro forma targeted efficiency ratio of ~50%[1] ✓ Increases operating leverage to ~2.00x[1]
Market Expansion	• Targeted expansion into demographically-attractive neighboring geographies	✓ Adds branches in 5 contiguous counties
Loan Growth	• Conservative risk management • Prudently grow commercial loan portfolio	✓ Sun NPAs / assets of 0.18%[2] ✓ Pro forma commercial loans of $3.1 billion[3]

Note: Financial data as of or for the quarter ended March 31, 2017 unless otherwise noted.
[1] Reflect an illustrative 2018 fully phased-in earnings estimate which excludes deal charges and assumes 100% phase-in of cost savings.
[2] NPAs defined as nonaccrual loans and leases and real estate owned, excluding renegotiated loans and leases.
[3] Commercial loans includes CRE, multifamily and C&I loans.

8

In-Market Opportunity That Improves Deposit Share

Pro Forma New Jersey Deposit Share – New Jersey Headquartered Banks[1]



Market Share (%)
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Deposits ($B)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Pro Forma Company
0.6%
1.7
0.7%
2.3
0.9%
3.0
1.0%
3.1
1.0%
3.2
1.2%
3.7
1.2%
3.8
1.3%
4.0
1.9%
5.8
1.9%
6.0
3.3%
10.5
4.1%
12.8
SUN NATIONAL BANK
ORITANI BANK
kearny bank
Columbia Bank
Provident
Deposits / Branch ($M)*
$54M
$99M
$68M
$172M
$153M
$85M
$80M
$82M / $91M**
$94M***
$76M
$82M
$99M

Enhanced Presence in Key Geographies

Combined Counties of Operation

2016 Rank	Institution	2016 Branches	2016 Deposits ($000)	2016 Share (%)
1	Toronto-Dominion Bank	143	21,625,313	15.37
2	PNC Financial Services Group	169	19,242,830	13.68
3	Wells Fargo & Co.	157	17,539,013	12.47
4	Bank of America Corp.	140	17,451,080	12.40
5	Banco Santander	82	6,219,824	4.42
6	Investors Bancorp Inc	64	6,144,176	4.37
	Pro Forma Company	**83**	**5,781,456**	**4.11**
7	JPMorgan Chase & Co.	71	5,241,323	3.73
8	M&T Bank Corp.	36	4,490,435	3.19
9	**OceanFirst Financial Corp.**	**51**	**4,039,695**	**2.87**
10	Provident Financial Services	40	3,054,344	2.17
16	**Sun Bancorp Inc.**	**32**	**1,741,761**	**1.24**
	Total For Institutions In Market	1,501	140,680,106	

Southern New Jersey[2]

2016 Rank	Institution	2016 Branches	2016 Deposits ($000)	2016 Share (%)
1	Toronto-Dominion Bank	68	9,981,961	26.25
2	Wells Fargo & Co.	43	3,701,103	9.73
3	PNC Financial Services Group Inc.	51	3,490,668	9.18
	Pro Forma Company	**40**	**3,084,616**	**8.11**
4	Bank of America Corp.	44	2,847,926	7.49
5	BB&T Corp.	30	2,341,733	6.16
6	**OceanFirst Financial Corp.**	**23**	**2,026,079**	**5.33**
7	Fulton Financial Corp.	34	1,556,283	4.09
8	Beneficial Bancorp Inc.	23	1,276,332	3.36
9	Investors Bancorp Inc.	15	1,187,458	3.12
10	**Sun Bancorp Inc.**	**17**	**1,058,537**	**2.78**
	Total For Institutions In Market	494	38,024,993	

Central New Jersey[3]

2016 Rank	Institution	2016 Branches	2016 Deposits ($000)	2016 Share (%)
1	PNC Financial Services Group Inc.	89	13,511,888	15.61
2	Wells Fargo & Co.	97	12,100,976	13.98
3	Bank of America Corp.	78	11,756,169	13.58
4	Toronto-Dominion Bank	60	8,767,057	10.13
5	Banco Santander SA	73	5,854,423	6.76
6	Investors Bancorp Inc.	44	4,442,320	5.13
7	JPMorgan Chase & Co.	56	4,351,897	5.03
8	M&T Bank Corp.	28	3,573,423	4.13
9	Provident Financial Services Inc.	33	2,639,888	3.05
	Pro Forma Company	**42**	**2,615,062**	**3.02**
10	Capital One Financial Corp.	6	2,168,890	2.51
11	**OceanFirst Financial Corp.**	**28**	**2,013,616**	**2.33**
21	**Sun Bancorp Inc.**	**14**	**601,446**	**0.69**
	Total For Institutions In Market	848	86,547,637	

Source: SNL Financial.
Note: Deposit information as of June 30, 2016 for deposit information by region and excludes non-retail deposits.
*Deposits / branch information reflects most recent quarter for deposit amount.
**OceanFirst shown with current branch count (51) and pro forma branch count post mid-July closures (46).
***Pro forma with Sun statistic shown with OceanFirst pro forma branch count post mid-July closures (46) and including projected Sun branch closures.
[1] Excludes financial institutions headquartered outside of New Jersey.
[2] Southern New Jersey includes Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester and Salem counties.
[3] Central New Jersey includes Mercer, Middlesex, Monmouth and Ocean counties.

9

Extends Access to More Robust Markets Source: SNL Financial. Note: Deposit information as of June 30, 2016. 1 Denotes a county where only SNBC operates Denotes a county where both SNBC and OCFC operate 2 3 4 5 30 million people, or approx. 10% of the total U.S. population, reside within a 2-hour drive 1 2 3 4 5 - OCFC Branch - SNBC Branch - Loan Office Adds branches to areas currently served only by OCFC commercial lenders

Improved Coverage of Major Business Centers Sun’s footprint brings the pro forma franchise closer to business centers such as the Philadelphia and New York City MSAs - OCFC Branch - SNBC Branch - Loan Office Source: SNL Financial. Note: Deposit information as of June 30, 2016.

A Larger Presence with a Strong Core Deposit Franchise

Total Market Deposits[1]



- OCFC Branch
- SNBC Branch
- Loan Office
Market Deposits($B)
$0 - $1.0
$1.0 - $5.0
$5.0 - $10.0
$10.0 - $20.0
+ $20.0

Cost of Deposits[2] (%)



Northern New Jersey 0.62%
New Jersey 0.58%
New York MSA 0.57%
Philadelphia MSA 0.46%
Sun Bancorp 0.39%
0.00% 0.25% 0.50% 0.75% 1.00%
Better

Noninterest Bearing Deposits[2] (%)



Northern New Jersey 16.6%
New Jersey 14.5%
New York MSA 19.2%
Philadelphia MSA 14.6%
Sun Bancorp 23.4%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%
Better

Source: SNL Financial.

Note: Northern New Jersey includes Bergen, Essex, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, Union and Warren counties.

[1] Total market deposits aggregated by county. Deposit data as of June 30, 2016.

[2] As of or for the quarter ended March 31, 2017. Median value shown for all public and private banks and thrifts headquartered within the corresponding geographic region.

12

Impressive Combined Distribution Capabilities Deposit Concentration Loan Concentration OCFC SNBC Least Concentrated Most Concentrated Least Concentrated Most Concentrated

Sun's Loan and Deposit Transformation is Additive to OceanFirst

SNBC - 2012[1]	SNBC – 2017 Q1[2]	OCFC – 2017 Q1[3]	Pro Forma Company[4]

Deposit Composition

Sun has maintained a strong core deposit franchise while lowering its cost of deposits



Core Deposits: 90%
10%
20%
16%
$2.7B
54%
Core Deposits: 89%
11%
23%
13%
$1.7B
53%
Core Deposits: 94%
6%
9%
19%
$4.2B
66%
Core Deposits: 92%
8%
10%
20%
$5.9B
62%

Cost of Deposits: 0.51%	Cost of Deposits: 0.39%	Cost of Deposits: 0.26%	Cost of Deposits: 0.30%

Noninterest-bearing | IB Demand, Savings, & MMDA | Retail Time Dep < 100K | Jumbo Time Dep > 100K

Pro Forma CRE Concentration: ~315%

Loan Composition

Sun has reconstituted its loan portfolio to become a more commercially focused lender



12%
12%
2%
25%
$2.3B
49%
7%
13%
14%
4%
$1.6B
62%
7%
5%
43%
$3.8B
43%
2%
7%
8%
34%
$5.5B
3%
48%

Yield on Loans: 4.49%	Yield on Loans: 3.92%	Yield on Loans: 4.36%	Yield on Loans: 4.23%

1–4 Family | Construction & Development | CRE & Multifamily | C&I | Consumer, Home Equity & Other

Source: SNL Financial.

Note: Numbers may not sum to 100% due to rounding.

[1] Reflects financial information set forth on Form 10-K and Call Report as of and for the year ended December 31, 2012.

[2] Reflects financial information set forth on Form 10-Q and Call Report as of and for the quarter ended March 31, 2017.

[3] Reflects financial information set forth on Form 10-Q as of and for the quarter ended March 31, 2017.

[4] Excludes purchase accounting adjustments; Pro forma CRE concentration defined as (Multifamily + Non-owner Occupied CRE + C&D) / Total Risk Based Capital.

14

Follows Proven Acquisition Formula

Deposit Composition
OceanFirst has gained scale through organic and acquisitive growth while maintaining a strong core deposit franchise



Legacy OCFC[1] (Pre Cape)
With Cape[2]
Today with Ocean Shore[3]
Pro Forma SNBC[4]
Core Deposits: 94%
Core Deposits: 94%
Core Deposits: 94%
Core Deposits: 92%
$2.0B
7%
6%
18%
69%
$3.2B
9%
6%
17%
68%
$4.2B
9%
6%
19%
66%
$5.9B
10%
8%
20%
62%
Cost of Deposits: 0.26%
Cost of Deposits: 0.25%
Cost of Deposits: 0.26%
Cost of Deposits: 0.30%
Noninterest-bearing
IB Demand, Savings, & MMDA
Retail Time Dep < 100K
Jumbo Time Dep > 100K

Loan Composition
Prudently growing portfolio while focusing on expanding commercial banking operations



Pro Forma CRE Concentration: ~315%
$2.0B
9%
7%
39%
42%
3%
$3.1B
8%
7%
35%
49%
1%
$3.8B
7%
5%
43%
43%
2%
$5.5B
7%
8%
34%
48%
3%
Yield on Loans: 4.21%
Yield on Loans: 4.38%
Yield on Loans: 4.36%
Yield on Loans: 4.23%
1–4 Family
Construction & Development
CRE & Multifamily
C&I
Consumer, Home Equity & Other

Source: SNL Financial.
Note: Numbers may not sum to 100% due to rounding.
[1] Reflects financial information set forth on Form 10-Q as of and for the quarter ended March 31, 2016.
[2] Reflects financial information set forth on Form 10-Q as of and for the quarter ended June 30, 2016.
[3] Reflects financial information set forth on Form 10-Q as of and for the quarter ended March 31, 2017.
[4] Excludes purchase accounting adjustments; Pro forma CRE concentration defined as (Multifamily + Non-owner Occupied CRE + C&D) / Total Risk Based Capital.

15

Transaction Assumptions Credit Mark Gross loan credit mark of 1.2% (approximately $19 million or 1.2x current reserves) Deferred Tax Asset Tax advisors completed thorough analysis on Sun’s deferred tax asset Realizable DTA of $74.2 million per Section 382, assuming a 35% tax rate $24 million valuation allowance reversal capacity per Section 382 DTA earnback of approximately 4 years assuming a 15% tax rate Other Adjustments Core deposit intangible of 1.5% assumed on non-time deposits, amortized sum-of-years’-digits over 10 years Other fair value adjustments of $23 million Without DTA adjustment, net fair value marks total $(313) thousand Cost Savings 53% of Sun’s most recent quarter annualized non-interest expense base 65% realized in 2018, 100% annually thereafter Revenue Enhancements Identified revenue opportunities, but none assumed in financial model Mergers & Integration Costs Expected to be approximately $46 million pre-tax

OceanFirst Has a Proven History of Expense Reduction

Core OceanFirst

- Reducing 61 branches to 46 by mid-2017 (partially includes Ocean Shore branches)
- Residential reductions funded commercial expansion

Colonial American Bank

- Estimated Savings: 35%
- Deposit Retention: ~93%

Savings Achieved

Cape Bancorp

- Estimated Savings: 33%
- Deposit Retention: ~98%

Savings Achieved

Ocean Shore Holding Co.

- Estimated Savings: 53%
- Deposit Retention: ~100%

Savings On Target
June 30, 2017 Realization

Significant market overlap and back office redundancy with Sun result in considerable cost savings potential

Sun Bancorp

Estimated Savings:

53%

Note: Deposit retention data as of May 31, 2017.

17

Transaction Financials

Transaction Multiples	Price / Sun's TBV per share	169.2%	
	Price / TBV per share including partial reversal of DTA valuation allowance	156.2%	
	Price / Sun's 2018E EPS[1]	47.2x	
	Price / Sun's 2018E EPS w/ Cost Savings[2]	14.5x	
Financial Impact	2019E EPS Accretion (in addition to double digit accretion from Cape an Ocean Shore acquisitions)	3.6%	
	IRR	~16%	
	Tangible Book Value Dilution	1.2%	
	TBV Earnback Period (Crossover)[3]	3.5 years	
	TBV Earnback Period (Simple)[4]	2.3 years	
Capital Ratios		OceanFirst As of March 31, 2017	Pro Forma Est. Close December 31, 2017
	TCE / TA - Consolidated	8.4%	8.9%
	Total Risk Based Capital Ratio - Consolidated	14.0%	12.1%
	Tier 1 Leverage – Bank	8.9%	8.4%

[1] Sun 2018 estimated net income based on median research analyst estimates.
[2] Sun 2018 estimated EPS reflects median research analyst estimates with fully 100% phased-in cost savings and excluding deal charges.
[3] Calculated as the time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst's projected stand-alone tangible book value per share.
[4] Simple TBV earnback calculation is computed as the tangible book value dilution estimated at closing divided by the first full year of pro forma EPS accretion.

18

Significant Upside Potential

	OceanFirst - 2015 (Pre CBNJ+OSHC)	OceanFirst - Current	OceanFirst & Sun Bancorp	Peer Median[1]
Balance Sheet	**As of December 31, 2015**	**Most Recent Quarter**	**Pro Forma @ Closing**	**Most Recent Quarter**
Total Assets ($B)	$2.6	$5.2	$7.7	$7.1
Total Deposits ($B)	$1.9	$4.2	$6.2	$5.8
Total Deposits / Branches[2] ($M)	$72	$82 / $91	$94	$84
Profitability Ratios (Annualized)	**For the Quarter Ended December 31, 2015**	**Est. 2018**	**Est. 2018 Fully Phased[3]**	**Most Recent Quarter**
ROAA	0.81%	1.12%	~ 1.2%	1.08%
ROATCE	8.9%	13.0%	~ 13.5%	13.97%
Efficiency Ratio	64.0%	53.0%	~ 50%	59.8%
Operating Leverage	1.58x	1.89x	~ 2.00x	1.64x
Valuation				
Price / Tangible Book	147%	208%	198%	279%
Core Deposit Premium	6.1%	11.7%	11.3%	17.9%
Price / 2018 EPS[4]	14.6 x	14.6 x	14.2 x	16.7 x

Source: SNL Financial, Bloomberg. Market data as of June 29, 2017. Earnings estimates reflect median research analyst estimates unless otherwise noted.
Note: OceanFirst's Price / TBV, Price / 2018E EPS based on stock price of $27.26 as of June 29, 2017. Projected Sun Bancorp transaction close at December 31, 2017.
[1] Peers include bank & thrifts headquartered in the Mid-Atlantic with total assets between $5B and $10B and most recent quarter ROAA > 1.0%.
[2] OceanFirst current deposits / branches shown using current branch count (51) and using pro forma branch count post mid-July closures (46). OceanFirst & Sun statistic shown with OceanFirst pro forma branch count post mid-July closures (46) and including projected Sun branch closures.
[3] Pro forma profitability metrics reflect an illustrative 2018 fully phased-in earnings estimate which excludes deal charges and assumes 100% phase-in of cost saves.
[4] OceanFirst 2015 Price / 2018 EPS shown as price to median 2016 estimated EPS as of December 31, 2015.

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Pro Forma Efficiency Ranks Strongly Among National Peer Group

Company Info			Financial Data (2017 Q1)				Market Data		
	Institution	State	Efficiency Ratio (%)	Total Assets ($B)	ROATCE (%)	ROAA (%)	Market Cap ($B)	P/ TBV (%)	P/ 2018 EPS (x)
1	BofI Holding, Inc. - BOFI	CA	31.7	8.7	21.2	1.94	1.5	190.5	9.9
2	Home BancShares, Inc. - HOMB	AR	36.9	10.7	19.9	1.84	3.5	359.5	15.6
3	ServisFirst Bancshares, Inc. - SFBS	AL	37.0	6.3	17.4	1.43	2.0	368.0	19.2
4	Eagle Bancorp, Inc. - EGBN	MD	39.7	7.1	14.5	1.60	2.1	282.4	18.2
5	Capitol Federal Financial, Inc. - CFFN	KS	40.2	9.2	6.3	0.77	2.0	141.7	21.0
6	Sterling Bancorp - STL	NY	42.4	14.7	14.6	1.11	3.1	283.1	14.0
7	Cathay General Bancorp - CATY	CA	43.3	14.2	13.3	1.40	3.0	204.8	14.7
8	Customers Bancorp, Inc. - CUBI	PA	43.4	9.9	13.7	1.07	0.9	134.6	10.0
9	CVB Financial Corp. - CVBF	CA	44.0	8.6	12.6	1.40	2.4	271.3	19.8
10	FCB Financial Holdings, Inc. - FCB	FL	44.4	9.5	16.9	1.70	2.0	210.3	15.2
11	LegacyTexas Financial Group, Inc. - LTXB	TX	44.8	8.4	10.1	0.89	1.8	258.1	14.8
12	Great Western Bancorp, Inc. - GWB	SD	47.0	11.4	15.2	1.25	2.4	250.3	14.9
13	United Bankshares, Inc. - UBSI	WV	47.2	14.8	11.5	1.08	4.2	239.5	17.7
14	Washington Federal, Inc. - WAFD	WA	48.4	15.0	9.9	1.13	3.0	174.1	16.4
15	Hope Bancorp, Inc. - HOPE	CA	48.8	13.5	10.8	1.11	2.5	182.9	13.0
16	First Financial Bankshares, Inc. - FFIN	TX	49.5	6.9	15.1	1.55	2.9	410.0	24.5
17	Westamerica Bancorporation - WABC	CA	50.0	5.4	13.7	1.12	1.5	327.5	22.9
	Estimated Pro Forma Institution [1]	**NJ**	**~50%**	**~$7.7**	**~13.5%**	**~1.20%**	**~1.3**	**198%**	**14.2x**
18	Independent Bank Group, Inc. - IBTX	TX	51.6	6.0	15.4	1.07	1.6	271.5	13.9
19	Southside Bancshares, Inc. - SBSI	TX	51.8	5.7	14.2	1.07	1.0	235.7	14.9
20	First Merchants Corporation - FRME	IN	52.1	7.3	14.5	1.29	1.7	248.5	15.7
21	Cadence Bancorporation - CADE	TX	52.4	9.7	14.2	1.08	1.9	211.9	14.4
22	Dime Community Bancshares, Inc. - DCOM	NY	52.9	6.1	8.7	0.74	0.7	143.7	13.5
23	S&T Bancorp, Inc. - STBA	PA	53.3	7.1	13.3	1.05	1.3	226.4	14.8
24	Enterprise Financial Services Corp - EFSC	MO	53.4	5.1	12.9	1.08	1.0	234.2	13.9
25	Pinnacle Financial Partners, Inc. - PNFP	TN	53.8	11.7	14.8	1.39	4.8	270.7	15.1

Source: SNL Financial.
Note: Includes nationwide banks and thrifts with MRQ total assets between $5.0B - $15.0B and excluding mutual holding companies; Financial data is as of or for the quarter ending March 31, 2017 as reported by SNL Financial.
[1] Financial data shown projected for FY 2018, reflecting an illustrative 2018 fully phased-in earnings estimate which excludes deal charges and assumes 100% phase-in of cost saves.

20

49 133 156 147 205 221 31 73 125 255 204 102 75 172 198 0 128 128 Summary Transaction Merits Disciplined acquisition pricing and a financially attractive transaction Improves OceanFirst funding structure Valuable core deposit franchise in Sun with 23% noninterest bearing deposits1 and ~40 bps cost of deposits1 Will bring OceanFirst closer to more deposit-concentrated areas, but with a much lower deposit base cost versus market competitors Excess liquidity provides company with the resources to fund stronger organic growth Market overlap results in considerable cost savings potential, an area where OceanFirst has historically delivered strong results Modest TBV dilution and manageable earnback period with earnings accretion largely dependent on cost reductions Extends OceanFirst competitive market presence Gain additional market share in overlapping Central and Southern New Jersey markets Enter new, key Central New Jersey counties; including 2 of the most demographically attractive counties in New Jersey Moves pro forma company closer to major US business hubs (Philadelphia and NYC metro markets) Bolsters commercial banking franchise Enhanced scale leads to a more efficient infrastructure and better competitive capabilities in OceanFirst operating markets Pro forma company financials further support valuation upside vs. peers based on financial performance Ranks among the best in the nation in terms of operational efficiency through increased operating leverage Increased scarcity value of pro forma franchise Larger market capitalization supports company liquidity and future acquisition capacity OceanFirst’s M&A expertise and in-market nature of deal mitigates execution risks 1 As of or for the quarter ended March 31, 2017.

Appendix

Operating Scale

	OceanFirst FY 2015	OceanFirst Research Projected FY 2018	OceanFirst & Sun Projected FY 2018
Efficiency Ratio[1]	63%	~53%	~50%
Deposits / Branch[2] ($000s)	~$71M	~$82M / ~$91M	~$94M
Operating Expense[1] / EOP Assets	2.27%	~2.00%	~1.80%

[1] OceanFirst excludes merger related charges. OceanFirst & Sun projected FY 2018 reflect an illustrative 2018 fully phased-in earnings estimate which excludes merger related charges and assumes 100% phase-in of cost saves.

[2] OceanFirst current deposits / branches shown using current branch count (51) and using pro forma branch count post mid-July closures (46). OceanFirst & Sun statistic shown with OceanFirst pro forma branch count post mid-July closures (46) and including projected Sun branch closures.

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